UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
February 1, 2006

Date of Report (Date of earliest event reported)

FNB FINANCIAL SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number: 000-13086

North Carolina	56-1382275
(State of incorporation)	(I.R.S. Employer Identification No.)

1501 Highwoods Boulevard, Suite 400
Greensboro, North Carolina	27410
(Address of principal executive offices)	(Zip Code)

(336) 369-0900
(Registrant's telephone number, including area code)

This Form 8-K has 4 pages.

ITEM 5.02.    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 1, 2006, FNB Financial Services Corporation (the “Company”) announced that Pressley A. Ridgill had been named as Chief Executive Officer of the Company and its banking subsidiary, FNB Southeast (the “Bank”). Mr. Ridgill also serves as President of the Company and the Bank. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The Company also announced that K. Dwight Willoughby had been named as Vice President, Chief Accounting Officer, and Controller of the Company and Chief Accounting Officer of the Bank. Mr. Willoughby also serves as Vice President and Controller of the Bank. A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

ITEM 9.01(c):   Exhibits

Exhibit 99.1 Press Release issued February 1, 2006.

           Exhibit 99.2 Press Release issued February 1, 2006.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB FINANCIAL SERVICES CORPORATION
(Registrant)

By: /s/ MICHAEL W. SHELTON

Michael W. Shelton
Senior Vice President and
Chief Financial Officer

Date:     February 3, 2006